Exhibit 99.2

 South Plains Financial  Fourth Quarter and Year-End 2024  Earnings Presentation  January 24, 2025

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains”, “SPFI”, or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; potential recession in the United States and our market areas; the impacts related to or resulting from uncertainty in the banking industry as a whole; increased competition for deposits in our market areas and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and our market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; increases in unemployment rates in the United States and our market areas; declines in commercial real estate values and prices; uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events; the impact of changes in U.S. presidential administrations or Congress, including potential changes in U.S. and international trade policies and the resulting impact on the Company and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learnings; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; and changes in applicable laws and regulations. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ of such documents, and other documents South Plains files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Fourth Quarter and Full Year 2024 Highlights  For the full year 2024, the Bank delivered diluted earnings per share of $2.92 as compared to $3.62 in 2023  2023 earnings benefited from the sale of Windmark Insurance Agency, Inc., the Bank’s wholly owned insurance subsidiary, for $22.9 million, net of charges and taxes, or a one-time benefit to diluted earnings per share of $1.32  Achieved full year 2024 loan growth of 1.4%, in line with the Company’s low-mid single digit guidance.  The Bank’s loan portfolio in its major metropolitan markets(2) grew 1.8% to $1.06 billion, representing 34.6% of the Bank’s total loan portfolio   Net interest margin expanded 10 bps to 3.75% in the fourth quarter from the linked quarter as cost of funds declined by 18 bps  Ended 2024 with a full year ROAA of 1.17% and efficiency ratio of 65.07%  4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas  Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP  Fourth Quarter 2024  Full Year 2024  Loans Held for Investment  (“HFI”) $3.06 B  Average Yield on Loans  6.69%  Net Income   $16.5 M  EPS - Diluted  $0.96  Net Interest Margin (1)  (“NIM”) 3.75%  Total Deposits  $3.62 B  Return on Average Assets (“ROAA”) 1.53%  Efficiency Ratio   57.50%  Net Income   $49.7 M  EPS - Diluted  $2.92  Tangible Book Value   Per Share (3)  $25.40  Organic Loan Growth   1.4%  Total Assets  $4.23 B  ROAA 1.17%  Efficiency Ratio   65.07%

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $1.77 Billion  5  Total Deposit Base Breakdown  Average deposit account size is approximately $35 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 25% of total deposits  City Bank had $1.77 billion of available borrowing capacity through the Federal Home Loan Bank of Dallas (“FHLB”) and the Federal Reserve Bank of Dallas (“FRB”)  No borrowings utilized from these sources during 4Q'24  Source: Company documents  Data as of December 31, 2024

 Loan Portfolio  4Q'24 Highlights  Loans HFI increased $17.7 million from Q3’24, primarily as a result of organic loan growth experienced in commercial owner-occupied real estate loans  As of December 31, 2024, loans held for investment increased $40.9 million from December 31, 2023, primarily attributable to  Organic loan growth, occurring mainly in multi-family property loans, direct-energy commercial owner-occupied real estate loans and single-family property loans   Partially offset by decreases in consumer auto loans and construction, land, and development loans   The average yield on loans was 6.69% for 4Q'24, compared to 6.68% for 3Q’24  Total Loans HFI  $ in Millions  6  Source: Company documents

 Attractive Markets Poised for Organic Growth  El Paso Basin  Dallas / Ft. Worth  Population of 865,000+  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Focus on commercial real estate lending  Largest MSA in Texas and fourth largest in the nation  Steadily expanding population that accounts for over 26% of the state’s population  MSA with the largest job growth in 2022 (+5.9%)  Attractive location for companies interested in relocating to more efficient economic environments   Focus on commercial real estate lending  Houston   Second largest MSA in Texas and fifth largest in the nation  Total non-farm employment was up 5.6% in 2022 compared to 2021  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S  Focus on commercial real estate lending  Lubbock Basin  Population in excess of 320,000 with major industries in agribusiness, education, and trade among others  Home of Texas Tech University – enrollment of 40,000 students  Focus on community bank approach and expanding local relationships  7

 Major Metropolitan Market Loan Growth  4Q'24 Highlights  Loans HFI in our major metropolitan markets(1) increased by $9 million, to $1.06 billion during 4Q’24, as strong organic loan growth outpaced early prepayments on several large credits  Our major metropolitan market loan portfolio represents 34.6% of the Bank’s total loans HFI at December 31, 2024  Total Metropolitan Market(1) Loans  $ in Millions  8  5.00%  Source: Company documents  (1) The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $   130.6  Residential C&D     211.2  CRE Owner/Occ.  366.8  Other CRE Non Owner/Occ.     565.3  Multi-Family     315.9  C&I     401.8  Agriculture     177.7  1-4 Family     566.4  Auto     254.5  Other Consumer     64.9           Total  $  3,055.1  Fixed vs. Variable Rate   9  Source: Company documents  Data as of December 31, 2024

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $236.0 million at December 31, 2024, compared to $235.1 million at September 30, 2024  Management is carefully managing the portfolio with balances beginning to stabilize  Strong credit quality in the sector, positioned for resiliency across economic cycles(1):  Super Prime Credit (>719): $148.2 million  Prime Credit (719-660): $67.1 million  Near Prime Credit (659-620): $17.8 million  Sub-Prime Credit (619-580): $2.4 million  Deep Sub-Prime Credit (<580): $426 thousand  Loans past due 30+ days: 47 bps of portfolio  Non-car/truck (RV, boat, etc.) < 2% of portfolio  Indirect Auto Credit Breakdown  10  Source: Company documents  Data as of December 31, 2024  (1) Credit score level at origination

 Noninterest Income Overview  Noninterest Income  $ in Millions  4Q'24 Highlights  Noninterest income was $13.3 million for 4Q'24, compared to $10.6 million for 3Q'24; primarily due to:  An increase of $3.1 million in mortgage banking revenues, mainly from an increase of $3.5 million in the MSR FV adjustment as interest rates that affect the value increased in the fourth quarter of 2024  3Q’24 had approximately $700 thousand of non-recurring insurance proceeds  11  Source: Company documents  Note: Mortgage servicing rights fair value (“MSR FV”)

 Diversified Revenue Stream  Twelve Months Ended December 31, 2024  Total Revenues  $195.2 million  Noninterest Income  $48.1 million  12  Source: Company documents

 Net Interest Income and Margin  Net Interest Income & Margin(1)   $ in Millions  4Q'24 Highlights  Net interest income (“NII”) of $38.5 million, compared to $37.3 million in 3Q’24  4Q'24 NIM increased 10 bps to 3.75% as compared to 3.65% in 3Q’24, primarily due to:  1 bps point increase in the yield on loans   An 18 bps decrease in the cost of deposits  A 20 bps decrease in yield on securities and other interest-earning assets  13  3.54%  Source: Company documents  (1) Net interest margin is calculated on a tax-equivalent basis (non-GAAP)

 Deposit Portfolio  Total Deposits  $ in Millions  4Q'24 Highlights  Total deposits of $3.62 billion at 4Q'24, a decrease of $94.8 million from 3Q’24 given liquidity management to maximize margins and profitability and other seasonal declines  Cost of interest-bearing deposits decreased to 3.12% in 4Q'24 from 3.36% in 3Q’24  Cost of deposits decreased 18 bps to 2.29% in 4Q'24 as compared to 2.47% in 3Q’24  Noninterest-bearing deposits to total deposits was 25.8% at December 31, 2024, compared to 26.8% at September 30, 2024 largely due to seasonal declines in escrow accounts  14  Source: Company documents

 Credit Quality  4Q'24 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ACL(1) to Total Loans HFI  15  Provision for credit losses of $1.2 million in 4Q’24, compared to $495 thousand in 3Q'24; 4Q’24 provision was largely attributable to net charge-off activity and by increased loan balances  Nonperforming loans totaled $24.0 million at December 31, 2024  Source: Company documents  Allowance for Credit Losses (“ACL”)

 Non-Owner Occupied CRE Portfolio  16  Details  NOO CRE was 40.0% of total LHI, materially unchanged from September 30, 2024 at 40.3%  NOO CRE portfolio is made up of $881.2 million of income producing loans and $341.7 million of construction, acquisition, and development loans  Estimated weighted average LTV of income-producing NOO CRE was 53%  Office NOO CRE loans were 4.6% of total LHI and had a weighted average LTV of 56%  NOO CRE loans past due 90+ days or nonaccrual: 69 basis points of total LHI  NOO CRE(1) Sector Breakdown  Source: Company documents  Data as of December 31, 2024  (1) Non-owner occupied commercial real estate (“NOO CRE”)  NOO CRE Portfolio ($ in millions)  Property Type  Total  Income-producing:   Multi-family  $315.9   Retail  181.0   Office  141.9   Hospitality  61.0   Other  181.3  Construction, acquisition, and development:   Residential construction  103.9   Other  237.9  Total  $1,222.9

 Investment Securities  4Q'24 Highlights  Investment securities totaled $577.2 million, a $29.6 million decrease from 3Q’24.  All municipal bonds are in Texas; fair value hedges of $124 million  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 6.48 years at December 31, 2024  4Q'24 Securities Composition  $577.2  million  Securities & Cash  $ in Millions  17  Source: Company documents

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  4Q'24 Highlights  Noninterest expense for 4Q’24 decreased $3.2 million, largely the result of a decline of $1.4 million in personnel expenses:  Decreased health insurance costs of $668 thousand, as annual rebates were received in the current quarter  A reduction of $400 thousand in mortgage commissions as mortgage activity slowed in the current quarter  Efficiency ratio of 57.5% in 4Q’24 as compared to 68.8% in 3Q’24  Will continue to manage expenses to drive profitability  18  Source: Company documents

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share(1)  19  Source: Company documents  (1) Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Strong Capital Base  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  20  Source: Company documents  (1) Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP      Tangible Common Equity to Tangible Assets Ratio(1)

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   21

 Appendix  22

 Non-GAAP Financial Measures  23  Source: Company documents  $ in thousands   For the quarter ended     December 31,  2024     September 30,  2024     June 30,  2024     March 31,  2024     December 31,  2023  Pre-tax, pre-provision income  Net income  $  16,497  $  11,212  $  11,134  $  10,874  $  10,324  Income tax expense  4,222  3,094  3,116  3,143  2,787  Provision for credit losses  1,200  495  1,775  830  600  Pre-tax, pre-provision income  $  21,919  $  14,801  $  16,025  $  14,847  $  13,711  As of     December 31,  2024     September 30,  2024     June 30,  2024     March 31,  2024     December 31,  2023  Tangible common equity                                            Total common stockholders’ equity  $  438,949     $  443,122     $  $ 417,985     $  $ 408,712     $  $ 407,114  Less:  goodwill and other intangibles     (21,035)        (21,197)        (21,379)        (21,562)        (21,744)                                               Tangible common equity  $  417,914     $  421,925     $  $ 396,606     $  $ 387,150     $  $ 385,370                                               Tangible assets                                            Total assets  $  4,232,239     $  4,337,659     $  $ 4,220,936     $  $ 4,218,993     $  $ 4,204,793  Less:  goodwill and other intangibles     (21,035)        (21,197)        (21,379)        (21,562)        (21,744)                                               Tangible assets  $  4,211,204     $  4,316,462     $  $ 4,199,557     $  $ 4,197,431     $  $ 4,183,049                                               Shares outstanding     16,455,826        16,386,627        16,424,021        16,431,755        16,417,099                                   Total stockholders’ equity to total assets     10.37%     10.22%     9.90%     9.69%     9.68%  Tangible common equity to tangible assets     9.92%     9.77%     9.44%     9.22%     9.21%  Book value per share  $  26.67  $  27.04  $  25.45  $  24.87  $  24.80  Tangible book value per share  $  25.40  $  25.75  $  24.15  $  23.56  $  23.47